UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) May 31, 2007



                              Pharmion Corporation

             (Exact name of registrant as specified in its charter)



          Delaware                      000-50447               84-1521333

(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)            Identification No.)


2525 28th Street, Boulder, Colorado                           80301

(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        720-564-9100



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01           Other Events.


                    On May 31, 2007, Pharmion Corporation (the "Company") announced that data from 18 abstracts of studies investigating the Company's marketed and pipeline products will be presented or published at the American Society of Clinical Oncology's 43rd Annual Meeting in Chicago (June 1-5, 2007).

                    The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01           Financial Statements and Exhibits.

                    (d) Exhibits


                    99.1 Press Release issued by Pharmion Corporation on May 31,
                         2007.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PHARMION CORPORATION


 Date:  May 31, 2007           By:    /s/ Steven N. Dupont
                                      ------------------------------------------

                                     Name: Steven N. Dupont
                                     Title:  Vice President and General Counsel